Note 5 - Gain (Loss) on SES Development	12 Months Ended
Jun. 30, 2021
Statement Line Items [Line Items]
Disclosure of gain (loss) on sale of assets [text block]
5.	Gain/(loss) on Solar Development

	Year Ended June 30		Three Months ended June 30	Year Ended March 31
(US dollars in thousands)	2021	2020	2019	2019
VivoRex contract obligations	-	2,768	-	(1,902)
Australia solar projects	(165)	496	-	(247)
ISS Joint Venture - 50% share of discontinued projects	(6,950)	(1,675)	-	(868)
NC Projects sale	-	-	-	402
Gain on acquisition of remaining 50% ISV from ISS	7,848	-	-	-
Other gains	36	-	38	-
Total gain/(loss) on Solar Development	769	1,589	38	(2,615)

The Company recorded a net loss for solar projects in Australia, related primarily to the sale of its 50% interest in the Yoogali Solar Farm on June 1, 2021. The loss on sale of $0.2 million comprised disposal of $0.2 million net book value of intangible assets. Additionally, the Company recognized $0.1 million gain on the disposal of Daisy Hill.

The Company recorded a loss of $7.0 million in respect of its share of discontinued Solar Development projects in the joint venture, Caret, LLC (formerly Innovative Solar Ventures I, LLC) (“ISS Joint Venture”), prior to acquisition of the remaining 50% interest by the Company on June 30, 2021.

On June 30, 2021, the Company completed its acquisition of the remaining 50% share in Caret, LLC. As detailed in Note 12.b, the difference between consideration of $5.4 million, being the fair value of pre-acquisition equity interest held by VivoPower, and fair value of acquired net assets of $13.2 million, resulted in a gain of $7.8 million. Results of operations for the portfolio are reported within the Solar Development segment.

On July 2, 2019, the Company sold its 100% interest in VivoRex, LLC, for $1 and recorded a gain for accounting purposes of $2.8 million as a result of the disposal of onerous contract obligations of $2.5 million and other liabilities of $0.5 million, less cash and other current assets of $0.2 million. Results of operations for VivoRex, LLC, are reported within the SES (formerly Solar Development) operating segment, as disclosed in Note 4.2, and for the year ended June 30, 2020 accounted for $nil (three months ended June 30, 2019: $0.1 million; year ended March 31, 2019: $1.959 million; 2018: $0.645 million) of the operating loss reported for this segment.

The Company also recorded a gain on sale of $0.5 million for Solar projects in Australia, related primarily to the sale of its 100% interest in the Sun Connect portfolio, in October 2019. The gain on sale of $0.3 million, comprised proceeds $1.0 million, less disposal of $0.8 million net book value of intangible assets and $0.1 million other net liabilities. Results of operations for the Sun Connect portfolio are reported within the Solar Development operating segment, as disclosed in Note 4.2.

The Company also recorded a $1.7 million loss on discontinued Solar Development projects in the ISS Joint Venture.

The loss on Solar Development for the year-ended March 31, 2019, totaling $2.6 million, is comprised of a $1.9 million provision for onerous contracts related to future obligations to purchase Solar Renewable Energy Certificates (“SRECs”) from the NC Projects, discontinued Solar Development projects in the ISS Joint Venture ($0.9 million), and a correction to the gain on the sale of Amaroo solar project reported in the prior year ($0.3 million), offset by a gain on sale of the NC Projects ($0.4 million).

On May 25, 2018, the Company sold its 14.5% and 10.0% equity interests in the NC-31 and NC-47 projects, respectively, to the majority investor at the fair market value of these projects. The proceeds of sale, net of transaction costs, were $11.4 million. A gain on sale of $0.4 million was realized after the impairment recognized in the prior year.